                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  Form 8-K/A

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): April 29, 1999


                              Four Media Company
            ______________________________________________________

            (Exact name of registrant as specified in its charter)


     Delaware                      0-21943                       95-4599440
  ______________           _________________________        ___________________
    (State of              (Commission File Number)            (IRS Employer
  Incorporation)                                            Identification No.)


                           2813 West Alameda Avenue
                           Burbank, California 91505
                           _________________________
              (Address of principal executive offices) (Zip Code)


                                (818) 840-7000
                           _________________________
             (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ___________________________________________________________________

The following documents are included as part of this report:


                                 TVP GROUP PLC

                              REPORT AND ACCOUNTS





                                     INDEX                                PAGE


         Report of the Auditors............................................ 3

         Consolidated Profit and Loss Account.............................. 4

         Statement of Total Recognised Gains and Losses.................... 5

         Consolidated Balance Sheet........................................ 6

         Consolidated Cash Flow Statement.................................. 7

         Notes to the Accounts............................................. 8-23

                              ------------------

                        REPORT OF INDEPENDENT AUDITORS




We have audited the accompanying consolidated Balance Sheets of TVP Group Plc as of 31 December 1996, 1997 and 1998 and the related consolidated Profit and Loss Account and consolidated Statement of Cash Flows for the years ended 31 December 1996, 1997 and 1998. These consolidated financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of TVP Group Plc and its subsidiaries as of 31 December 1996, 1997 and 1998 and the results of their operations and their cash flows for each of the three years ended 31 December 1996, 1997 and 1998 in conformity with accounting principles generally accepted in the United Kingdom which differ in certain significant respects from those followed in the United States. Application of accounting principles generally accepted in the United States would have affected the results of operations for each of the three years ended 31 December 1996, 1997 and 1998 and the determination of shareholders' equity as of 31 December 1996, 1997 and 1998, to the extent summarised in Note 27 to the accounts.





Morley & Scott

Chartered Accountants
Registered Auditor

London
United Kingdom


23 April 1999  (June 1999 as to Note 27 to the accounts).

                                       TVP GROUP PLC

                           CONSOLIDATED PROFIT AND LOSS ACCOUNTS



                                            Year               Year                 Year                Quarter            Quarter
                                           Ended              Ended                Ended                 Ended              Ended
                               Notes      31.12.98           31.12.97             31.12.96              31.3.99            31.3.98
                                                            as restated                                unaudited          unaudited
                                          (Pounds)           (Pounds)             (Pounds)              (Pounds)          (Pounds)

TURNOVER                        2         5,876,188          5,338,223            5,033,310            1,399,881          1,581,146

Cost of Sales                            (2,268,318)        (2,448,090)          (2,487,349)            (543,412)          (578,822)
                                         ----------         ----------           ----------            ---------          ---------

GROSS PROFIT                              3,607,870          2,890,133            2,545,961              856,469          1,002,324

Distribution Costs                         (716,832)          (577,055)            (406,518)            (202,653)          (166,056)
Administrative Expenses                  (2,035,834)        (2,187,225)          (1,975,950)            (517,253)          (514,661)
Other Operating Income                       41,308                  -                    -                4,639              1,950
                                         ----------         ----------           ----------            ---------          ---------

OPERATING PROFIT                3           896,512            125,853              163,493              141,202            323,557

Other Interest Receivable
 and Similar Income             6            12,231              1,124                   17                    -                  -
Interest Payable and
 Similar Charges                7           (86,363)          (124,270)            (112,089)             (15,056)           (21,409)
                                         ----------         ----------           ----------            ---------          ---------
PROFIT ON ORDINARY
 ACTIVITIES BEFORE TAXATION                 822,380              2,707               51,421              126,146            302,148

Tax on Profit on Ordinary
 Activities                     8          (294,009)           (72,189)             (65,328)             (54,709)          (114,437)
                                         ----------         ----------           ----------            ---------          ---------

PROFIT/(LOSS) FOR THE PERIOD                528,371            (69,482)             (13,907)              71,437            187,711

RETAINED PROFITS AT
 BEGINNING OF PERIOD                      1,120,958          1,190,440            1,204,347            1,649,329          1,120,958
                                         ----------         ----------           ----------            ---------          ---------

RETAINED PROFITS AT END
 OF PERIOD                        (Pounds)1,649,329  (Pounds)1,120,958    (Pounds)1,190,440    (Pounds)1,720,766  (Pounds)1,308,669
                                         ==========         ==========           ==========            =========          =========

All turnover and operating profits derive from continuing activities.

                                       TVP GROUP PLC

                       STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES





                                             Year                Year                 Year               Quarter            Quarter
                                            Ended               Ended                Ended                Ended              Ended
                               Notes       31.12.98            31.12.97             31.12.96             31.3.99            31.3.98
                                                             as restated                                unaudited          unaudited
                                           (Pounds)            (Pounds)             (Pounds)             (Pounds)           (Pounds)

Profit/(Loss) for the
 financial period                           528,371            (69,482)             (13,907)              71,437            187,711

Prior year adjustment           17         (140,956)                 -                    -                    -                  -

                                            -------             ------               ------               ------            -------
Total gains and losses
 recognised since last
 financial statements               (Pounds)387,415    (Pounds)(69,482)     (Pounds)(13,907)      (Pounds)71,437    (Pounds)187,711
                                            =======             ======               ======               ======            =======


                                       TVP GROUP PLC


                                CONSOLIDATED BALANCE SHEETS

                                  Notes       31.12.98           31.12.97           31.12.96           31.3.99             31.3.98
                                                               as restated                            unaudited           unaudited
                                              (Pounds)           (Pounds)           (Pounds)           (Pounds)            (Pounds)
FIXED ASSETS
Tangible Assets                     9         1,399,017          1,647,881          1,909,917          1,410,617          1,626,985
Investments                        10                 -              1,006                  -                  -              1,006
                                             ----------         ----------         ----------         ----------          ---------
                                              1,399,017          1,648,887          1,909,917          1,410,617          1,627,991
                                             ----------         ----------         ----------         ----------          ---------
CURRENT ASSETS
Stocks                             11            20,464             17,185             26,874             20,464             17,185
Debtors                            12         1,436,788          1,343,023          1,218,774          1,203,069          1,686,281
Cash at Bank and in Hand                        409,547             82,345             53,465            772,361             30,273
                                             ----------         ----------         ----------         ----------          ---------

                                              1,866,799          1,442,553          1,299,113          1,995,894          1,733,739
LESS CURRENT LIABILITIES
Creditors: Amounts falling
  due within one year              13        (1,210,113)        (1,312,393)        (1,346,318)        (1,255,615)        (1,289,006)
                                             ----------         ----------         ----------         ----------          ---------
NET CURRENT ASSETS/
  (LIABILITIES)                                 656,686            130,160            (47,205)           740,279            444,733
                                             ----------         ----------         ----------         ----------          ---------
TOTAL ASSETS LESS
  CURRENT LIABILITIES                         2,055,703          1,779,047          1,862,712          2,150,896          2,072,724
Creditors: Amounts falling
 due after more than one year      14          (245,093)          (467,133)          (622,272)          (276,242)          (580,518)

Provisions for liabilities
 and charges                       15          (111,281)          (140,956)                 -           (103,888)          (133,537)
                                             ----------         ----------         ----------         ----------          ---------
NET ASSETS                            (Pounds)1,699,329  (Pounds)1,170,958  (Pounds)1,240,440  (Pounds)1,770,766  (Pounds)1,358,669
                                             ==========         ==========         ==========         ==========          =========
CAPITAL AND RESERVES
Called up Share Capital            16            50,000             50,000             50,000             50,000             50,000
Profit and Loss Account                       1,649,329          1,120,958          1,190,440          1,720,766          1,308,669
                                             ----------         ----------         ----------         ----------          ---------
SHAREHOLDERS' FUNDS                18 (Pounds)1,699,329  (Pounds)1,170,958  (Pounds)1,240,440  (Pounds)1,770,766  (Pounds)1,358,669
(equity interests)                           ==========         ==========         ==========         ==========          =========

                  )
                  )
N.P. PANNAMAN     )
                  )  Directors
                  )
S.P. KAY          )


23 April 1999  (June 1999 as to Note 27 to the accounts).

                                       TVP GROUP PLC

                             CONSOLIDATED CASH FLOW STATEMENTS

                                               Year              Year                Year             Quarter              Quarter
                                              Ended             Ended               Ended              Ended                Ended
                                  Notes      31.12.98          31.12.97            31.12.96           31.3.99              31.3.98
                                                              as restated                            unaudited            unaudited
                                             (Pounds)          (Pounds)            (Pounds)           (Pounds)             (Pounds)
NET CASH INFLOW FROM
   OPERATING ACTIVITIES           19        1,123,106          1,011,242            897,114            541,131               1,177

Net Cash Outflow from Returns
   on Investment and Servicing
   of Finance                     20          (69,475)          (123,146)          (112,072)           (15,056)            (21,409)

TAXATION
Corporation Tax Paid                          (71,994)           (70,524)           (52,199)                 -                   -

Net Cash Outflow from
   Capital Expenditure
   and Financial Investment       20         (257,098)          (299,492)          (466,344)           (67,838)            (57,933)
                                             ---------          ---------           --------           --------            --------

Net Cash Inflow before
   Financing                                  724,539            518,080            266,499            458,237             (78,165)

Net Cash Outflow from
   Financing                      20         (397,337)          (451,008)          (203,236)           (95,423)           (109,372)

INCREASE/(DECREASE) IN                      ---------          ---------           --------           --------            --------
   CASH IN THE PERIOD                 (Pounds)327,202     (Pounds)67,072     (Pounds)63,263    (Pounds)362,814    (Pounds)(187,537)
                                            =========          =========           ========           ========            ========


                                 TVP GROUP PLC

                             NOTES TO THE ACCOUNTS




1. ACCOUNTING POLICIES

   a)  Accounting Convention

       The financial statements are prepared under the historical cost convention and in accordance with applicable accounting standards and include the results of the group's operations as indicated in the directors' report, all of which are continuing.

       The company has adopted FRS12 resulting in a prior year adjustment (Note
       17).

   b)  Turnover

       Turnover represents net invoiced sales of goods, excluding value added tax and trade discounts and arises from the group's principal activity.

   c)  Tangible Fixed Assets and Depreciation

       Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:-

       Leasehold Properties        -    Straight line over the life of the
                                        lease.
       Plant and Equipment         -    25% for first 3 years (straight line)
                                        and then 5% per annum (straight line)
                                        thereafter.
       Computers, Fixtures
        and Fittings               -    25% straight line.
       Motor Vehicles              -    25% straight line.

   d)  Leasing and Hire Purchase Commitments

       Assets obtained under hire purchase contracts are capitalised as tangible assets and depreciated over their useful lives. Obligations under such agreements are included in creditors net of the finance charge allocated to future periods. The finance element of the rental payment is charged to the Profit and Loss Account on a straight line basis.

       Rentals payable under operating leases are charged against income on a straight line basis over the lease term when the property is occupied for the company's business. When the property is surplus to the company's requirements and is sublet at a loss, full provision is made for the anticipated loss.

   e)  Basis of Consolidation

       The consolidated accounts incorporate the financial statements of TVP Group Plc and its subsidiary undertakings, the accounts of which are all made up to 31 December annually.

                                 TVP GROUP PLC

                             NOTES TO THE ACCOUNTS




1. ACCOUNTING POLICIES - Continued

   f)  Stocks

       Stock is valued at the lower of cost to the group and net realisable value.

   g)  Pensions

       The pension costs charged in the Financial Statements represent the contributions payable by the company during the year in accordance with SSAP 24.

   h)  Deferred Taxation

       Deferred taxation is provided using the liability method in respect of the taxation effect of all timing differences to the extent that the directors consider that a liability will crystallise in the foreseeable future.

2. TURNOVER

   The turnover and profit before taxation of the group for the year are attributable to the principal activity wholly undertaken in the UK.

                                                                     Year        Year        Year
                                                                     Ended       Ended       Ended
3.      OPERATING PROFIT                                           31.12.98    31.12.97    31.12.96
                                                                              as restated
                                                                   (Pounds)     (Pounds)   (Pounds)
        Group operating profit is stated after charging:-

        Depreciation of Tangible Assets                             699,963     822,981     780,942
        Hire of Plant and Machinery                                  26,471      20,441      59,660
        Operating Lease Rentals - Land and Buildings                208,493     237,514     249,901
        Auditors' Remuneration                                       14,750      14,750      14,250
        Remuneration of Auditors for non-audit work                  12,250       6,048       4,290
        Exceptional item (see below)                                      -     140,956           -
                                                                   ========    ========    ========
        and after crediting:-

        Release of provision against onerous contract (Note 15)      29,675           -           -
        Rent Receivable                                              41,308           -           -
        Profit on Disposal of Tangible Assets                        31,874      35,011       8,182
                                                                   ========    ========    ========

   The exceptional items relates to a provision for an onerous contract.

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS

                                                              Year                 Year                 Year
                                                              Ended                Ended                Ended
4.      INFORMATION RELATING TO EMPLOYEES                    31.12.98             31.12.97             31.12.96
                                                             (Pounds)             (Pounds)             (Pounds)
        Staff costs during the year amounted to:-
        Wages and Salaries                                  2,409,082            2,138,682            2,082,698
        Social Security Costs                                 220,919              194,771              191,660
        Other Pension Costs                                    23,893               17,417               11,986
                                                            ---------            ---------            ---------

                                                    (Pounds)2,653,894    (Pounds)2,350,870    (Pounds)2,286,344
                                                            =========            =========            =========

The average weekly number of persons employed by the group during the year was 105 (1997: 97, 1996: 93), split into the following categories:-

                                                               Year                 Year                 Year
                                                               Ended                Ended                Ended
                                                             31.12.98             31.12.97             31.12.96
                                                              Number               Number               Number
        Directors                                                   2                    2                    2
        Other Staff                                               103                   95                   91
                                                              -------              -------              -------

                                                                  105                   97                   93
                                                              =======              =======              =======

                                                               Year                 Year                 Year
                                                               Ended                Ended                Ended
5.      DIRECTORS' EMOLUMENTS                                31.12.98             31.12.97             31.12.96
                                                             (Pounds)             (Pounds)             (Pounds)

        Emoluments for qualifying services                    165,461              178,551              170,797
        Company pension contributions to money
           purchase scheme                                     11,300               10,145                4,000
                                                              -------              -------              -------

                                                      (Pounds)176,761      (Pounds)188,696      (Pounds)174,797
                                                              =======              =======              =======

Both directors have retirement benefits accruing under the money purchase scheme (1997 and 1996: Two).

                                      TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS

                                                                    Year                Year               Year
                                                                    Ended               Ended              Ended
6.      OTHER INTEREST RECEIVABLE AND                              31.12.98           31.12.97           31.12.96
        SIMILAR INCOME                                             (Pounds)           (Pounds)           (Pounds)

        Profit on disposal of listed investments                        843                  -                  -

        Bank Interest Received                                       10,888              1,124                 17

        Other interest                                                  500                  -                  -
                                                                   --------           --------           --------

                                                             (Pounds)12,231      (Pounds)1,124         (Pounds)17
                                                                   ========           ========           ========

7.      INTEREST PAYABLE

        On Bank Loans and Overdrafts                                     46              1,864             46,155
        Hire Purchase Interest                                       40,942             60,921             65,934
        On other loans wholly repayable within 5 years               39,375             61,485                  -
        Interest on overdue tax                                       6,000                  -                  -
                                                                   --------           --------           --------

                                                             (Pounds)86,363    (Pounds)124,270    (Pounds)112,089
                                                                   ========           ========           ========

8.      TAX ON PROFIT ON ORDINARY ACTIVITIES

        UK Corporation Tax @ 31% (1997 - 24%, 1996 - 25%)           272,583             71,994             70,329

        Adjustment in respect of Prior Years                         21,426                195             (5,001)
                                                                   --------           --------           --------

                                                            (Pounds)294,009     (Pounds)72,189     (Pounds)65,328
                                                                   ========           ========           ========

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS



9.  TANGIBLE FIXED ASSETS
                                                                                   Computer,
                                                               Plant &             Fixtures &          Motor
                                                              Equipment             Fittings          Vehicles             Total
                                                               (Pounds)             (Pounds)          (Pounds)            (Pounds)
 COST
 At 1 January 1997                                             4,516,711            587,753            200,605            5,305,069
 Additions                                                       501,591             69,172             25,953              596,716
 Disposals                                                      (183,155)           (11,520)           (73,271)            (267,946)
                                                               ---------            -------            -------            ---------

 At 31 December 1997                                   (Pounds)4,835,147    (Pounds)645,405    (Pounds)153,287    (Pounds)5,633,839
                                                               =========            =======            =======            =========
 DEPRECIATION
 At 1 January 1997                                             2,918,573            381,204             95,375            3,395,152
 Charge for Year                                                 704,428             83,792             34,761              822,981
 Disposals                                                      (169,047)           (10,214)           (52,914)            (232,175)
                                                               ---------            -------            -------            ---------

 At 31 December 1997                                   (Pounds)3,453,954    (Pounds)454,782     (Pounds)77,222    (Pounds)3,985,958
                                                               =========            =======            =======            =========

 NET BOOK VALUE
 At 31 December 1997                                   (Pounds)1,381,193    (Pounds)190,623     (Pounds)76,065    (Pounds)1,647,881
                                                               =========            =======            =======            =========

 At 1 January 1997                                     (Pounds)1,598,138    (Pounds)206,549    (Pounds)105,230    (Pounds)1,909,917
                                                               =========            =======            =======            =========

 Included above are assets held under finance leases or hire purchase contracts as follows:-

                                                                                                     Net Book           Depreciation
                                                                                                      Value                Charge
                                                                                                     (Pounds)             (Pounds)
 Plant and Equipment                                                                                  570,198              264,713
 Computer, Fixtures and Fittings                                                                        4,744                3,163
 Motor Vehicles                                                                                        76,065               34,175
                                                                                                      -------             --------

                                                                                              (Pounds)651,007      (Pounds)302,051
                                                                                                      =======             ========

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS



9.   TANGIBLE FIXED ASSETS  (Continued)

                                                            Computer,
                                        Plant &            Fixtures &            Motor
                                       Equipment            Fittings           Vehicles             Total
                                       (Pounds)             (Pounds)           (Pounds)            (Pounds)
     COST
     At 1 January 1998                 4,835,147            645,405            153,287            5,633,839
     Additions                           312,386             95,550             80,062              487,998
     Disposals                           (39,490)            (4,099)           (51,866)             (95,455)
                                       ---------            -------            -------            ---------
     At 31 December 1998       (Pounds)5,108,043    (Pounds)736,856    (Pounds)181,483    (Pounds)6,026,382
                                       =========            =======            =======            =========
     DEPRECIATION
     At 1 January 1998                 3,453,954            454,782             77,222            3,985,958
     Charge for Year                     549,997            113,725             36,241              699,963
     Disposals                           (13,835)            (2,212)           (42,509)             (58,556)
                                       ---------            -------            -------            ---------

     At 31 December 1998       (Pounds)3,990,116    (Pounds)566,295    (Pounds) 70,954    (Pounds)4,627,365
                                       =========            =======            =======            =========
     NET BOOK VALUE
     At 31 December 1998       (Pounds)1,117,927    (Pounds)170,561    (Pounds)110,529    (Pounds)1,399,017
                                       =========            =======            =======            =========

     At 1 January 1998         (Pounds)1,381,193    (Pounds)190,623    (Pounds) 76,065    (Pounds)1,647,881
                                       =========            =======            =======            =========

     Included above are assets held under hire purchase contracts as follows:-

                                                    Net Book          Depreciation
                                                     Value               Charge
                                                    (Pounds)            (Pounds)

     Plant and Equipment                             196,970             80,588
     Computer, Fixtures and Fittings                       -              4,744
     Motor Vehicles                                  110,529             28,847
                                                     -------            -------

                                             (Pounds)307,499    (Pounds)114,179
                                                     =======            =======

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS


10.  FIXED ASSET INVESTMENTS                          31.12.98         31.12.97         31.12.96
                                                      (Pounds)         (Pounds)         (Pounds)
     Investment in Subsidiary Undertakings
     (Note 10a)                                             -                -                -

     Other investments (Note 10b)                           -            1,006                -
                                                        -----            -----            -----
                                                   (Pounds) -    (Pounds)1,006       (Pounds) -
                                                        =====            =====            =====

     a)   Investments in Subsidiary Undertakings

     The Company holds more than 10% of the equity and no other share or loan capital of the following companies:-

                                                                                    Proportion of
                                                                                    Nominal Value
                                                 Country of          Class of         of Issued
     Name of Company                            Registration        Shares Held      Shares Held
                                                                                          %
     TVP Videodubbing Ltd.                      England & Wales       Ordinary            100
     Post Box Golden Square Ltd.                England & Wales       Ordinary            100
     Television Presentations Ltd.              England & Wales       Ordinary            100
     TVP Broadcast Ltd.                         England & Wales       Ordinary            100
     The Edit Box Ltd.                          England & Wales       Ordinary            100
     TVP Doublevision Ltd.                      England & Wales       Ordinary            100
     The Original Video Dubbing Ltd.            England & Wales       Ordinary            100

     All of the above companies have coterminous year ends. The interest in TVP Doublevision Ltd. is held through TVP Videodubbing Ltd.

     The principal activity of TVP Videodubbing Ltd. is the provision of post-production facilities.

     The principal activity of Post Box Golden Square Ltd. is the provision of video editing facilities .

     The other companies did not trade during the year.

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS


10.  FIXED ASSET INVESTMENTS (Continued)

                                                                                                              Listed
     b)   Other Investments                                                                                  (Pounds)
          Cost
          At 1 January 1998                                                                                    1,006
          Disposals                                                                                           (1,006)
                                                                                                              ------
          At 31 December 1998                                                                         (Pounds)     -
                                                                                                              ======

11.  STOCKS                                                       31.12.98             31.12.97             31.12.96
                                                                  (Pounds)             (Pounds)             (Pounds)
     Raw Materials and Consumables                       (Pounds)   20,464    (Pounds)   17,185    (Pounds)   26,874
                                                                 =========            =========            =========

12.  DEBTORS                                                      31.12.98             31.12.97             31.12.96
                                                                  (Pounds)             (Pounds)             (Pounds)
     Trade Debtors                                               1,281,918            1,214,405            1,095,705
     Other Debtors                                                  11,970                    -                    -
     Prepayments and Accrued Income                                142,900              128,618              123,069
                                                                 ---------            ---------            ---------
                                                         (Pounds)1,436,788    (Pounds)1,343,023    (Pounds)1,218,774
                                                                 =========            =========            =========

13.  CREDITORS - Amounts falling due                              31.12.98             31.12.97             31.12.96
                  within one year                                 (Pounds)             (Pounds)             (Pounds)
     Bank Loans and Overdraft (See Note 14)                        239,277              199,277              237,469
     Net Obligations under Hire Purchase Contracts                 155,741              185,760              279,181
     Trade Creditors                                               146,491              494,107              507,703
     Amount owed to Subsidiary Undertaking                               -                    -                    -
     Corporation Tax                                               299,509               71,994               70,329
     Other Taxation and Social Security                            271,231              237,813              207,236
     Other Creditors                                                 1,079                1,186                  810
     Accruals                                                       96,785              122,256               43,590
                                                                 ---------            ---------            ---------
                                                         (Pounds)1,210,113    (Pounds)1,312,393    (Pounds)1,346,318
                                                                 =========            =========            =========

                                       TVP GROUP PLC

                                  NOTES TO THE ACCOUNTS

14.  CREDITORS - Amounts falling due
                  after more than one year                     31.12.98           31.12.97           31.12.96
                                                               (Pounds)           (Pounds)           (Pounds)
     Bank Loans                                                 119,569            332,804            470,597
     Net Obligations under Hire Purchase Contracts              125,524            134,329            151,675
                                                                -------            -------            -------

                                                       (Pounds) 245,093   (Pounds) 467,133   (Pounds) 622,272
                                                                =======            =======            =======

     Bank Loans
     Wholly repayable within five years                         358,846            532,081            669,874
     Included in Current Liabilities                           (239,277)          (199,277)          (199,277)
                                                               --------           --------           --------

                                                       (Pounds) 119,569   (Pounds) 332,804   (Pounds) 470,597
                                                               ========           ========           ========

     Bank loans and overdrafts are secured by a fixed and floating charge over the Group's assets.

                                                               31.12.98           31.12.97           31.12.96
                                                               (Pounds)           (Pounds)           (Pounds)
     Net Obligations under
      Hire Purchase Contracts
     Repayable within one year                                  186,996            222,418            335,676
     Repayable between one and five years                       136,481            155,344            181,737
                                                               --------           --------           --------

                                                                323,477            377,762            517,413
     Finance charges and interest allocated
      to future accounting periods                              (42,212)           (57,673)           (86,557)
                                                               --------           --------           --------

                                                                281,265            320,089            430,856
     Included in Current Liabilities                           (155,741)          (185,760)          (279,181)
                                                               --------           --------           --------

                                                       (Pounds) 125,524   (Pounds) 134,329   (Pounds) 151,675
                                                               ========           ========           ========

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS



15. PROVISIONS FOR LIABILITIES AND CHARGES

                                                            31.12.98              31.12.97          31.12.96
                                                                                 as restated
                                                            (Pounds)              (Pounds)          (Pounds)

      Balance at 1 January 1998                              140,956                  -                   -

      (Decrease)/Increase in year                            (29,675)             140,956                 -
                                                            --------              -------           -------

      Balance at 31 December 1998                    (Pounds)111,281      (Pounds)140,956        (Pounds) -
                                                             =======              =======           =======

   The above provision relates to rent due on an onerous contract provided in full to be released over a five year period (Note 1a).

16.      SHARE CAPITAL

                                                               31.12.98             31.12.97             31.12.96
                                                                                  as restated
                                                               (Pounds)             (Pounds)             (Pounds)

      Authorised
      1,000,000 Ordinary Shares of (Pounds)1 each        (Pounds)1,000,000            1,000,000      (Pounds)1,000,000
                                                                 =========            =========              =========
      Allotted, Called Up and Fully Paid
      50,000 Ordinary Shares of (Pounds)1 each              (Pounds)50,000       (Pounds)50,000         (Pounds)50,000
                                                                 =========            =========              =========


17.  STATEMENT OF MOVEMENTS ON PROFIT AND LOSS ACCOUNT

                                                                                              Profit and
                                                                                             Loss Account
                                                                                               (Pounds)

         Balance at 1 January 1998 as previously reported                                       1,261,914

         Prior year adjustment (Note 1a)                                                         (140,956)
                                                                                                ---------

         Balance at 1 January 1998 as restated                                                  1,120,958

         Retained profit for the year                                                             528,371
                                                                                                ---------
         Balance at 31 December 1998                                                    (Pounds)1,649,329
                                                                                                =========

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS

18.   RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                31.12.98            31.12.97             31.12.96
                                                                (Pounds)            (Pounds)             (Pounds)
      Profit/(Loss) for the Year                                 528,371             (69,482)             (13,907)
      Opening Shareholders' Funds
      (1997: (Pounds)1,311,914 before deducting
      prior year adjustment of (Pounds)140,956).               1,170,958           1,240,440            1,254,347
                                                               ---------           ---------            ---------
      Closing Shareholders' Funds                      (Pounds)1,699,329   (Pounds)1,170,958    (Pounds)1,240,440
                                                               =========           =========            =========

19. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                       Year                 Year                 Year
                                                      Ended                Ended                Ended
                                                     31.12.98             31.12.97             31.12.96
                                                                        as restated
                                                     (Pounds)             (Pounds)             (Pounds)
  Operating Profit                                    896,512              125,853              163,493
  Depreciation of Tangible Assets                     699,963              822,981              780,942
  Profit on Disposal of Tangible Assets               (31,874)             (35,011)              (8,182)
  (Increase)/Decrease in Stocks                        (3,279)               9,689                3,587
  Increase in Debtors                                 (93,765)            (124,249)                (196)
  (Decrease)/Increase in Creditors due
    within one year                                  (314,776)               71,023             (42,530)
  (Decrease)/Increase in provision
    on onerous contact                                (29,675)              140,956                   -
                                                     --------             ---------             -------

  Net cash inflow from operating             (Pounds)1,123,106    (Pounds)1,011,242     (Pounds)897,114
      activities                                     =========            =========             =======


                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS

                                          Year                 Year                Year              Quarter            Quarter
20. ANALYSIS OF CASH FLOWS               Ended                Ended               Ended               Ended              Ended
     FOR HEADINGS NETTED IN             31.12.98             31.12.97            31.12.96            31.3.99            31.3.98
     THE CASH FLOW STATEMENT                               as restated                              unaudited          unaudited
                                        (Pounds)             (Pounds)            (Pounds)           (Pounds)           (Pounds)
    Returns on Investments and
     Servicing of Finance
    Interest Received                     10,888               1,124                  17                  -                  -
    Interest Paid                        (80,363)           (124,270)           (112,089)           (15,056)           (21,409)
                                        --------            --------            --------           --------           --------

                                (Pounds) (69,475)   (Pounds)(123,146)   (Pounds)(112,072)   (Pounds)(15,056)  (Pounds) (21,409)
                                        ========            ========            ========           ========           ========

    Capital Expenditure and
     Financial Investment
    Purchase of Tangible Fixed
     Assets                             (302,719)           (369,268)           (499,910)           (73,838)           (57,933)
    Purchase of Investments                    -              (1,006)                  -                  -                  -
    Sale of Tangible Fixed
     Assets                               43,772              70,782              33,566              6,000                  -
    Sale of Investments                    1,849                   -                   -                  -                  -
                                        --------            --------            --------           --------           --------

                                (Pounds)(257,098)   (Pounds)(299,492)   (Pounds)(466,344)   (Pounds)(67,838)  (Pounds) (57,933)
                                        ========            ========            ========           ========           ========

    Financing
    New Long Term Bank Loan                    -                   -             400,000                  -                  -
    Repayment of Long Term Bank
     Loan                               (173,235)           (137,793)           (216,642)           (54,988)           (54,319)
    Capital Element of Hire
     Purchase Contracts                 (224,102)           (313,215)           (386,594)           (40,435)           (55,053)
                                        --------            --------            --------           --------           --------

                                (Pounds)(397,337)   (Pounds)(451,008)   (Pounds)(203,236)   (Pounds)(95,423)  (Pounds)(109,372)
                                        ========            ========            ========           ========           ========

                                             TVP GROUP PLC

                                         NOTES TO THE ACCOUNTS

21. ANALYSIS OF NET DEBT

                                                     At 1 January           Cashflow          Other non-            At 31
                                                         1997                                    cash              December
                                                                                                changes              1997
                                                       (Pounds)             (Pounds)           (Pounds)            (Pounds)
    Net Cash:
    Cash at bank and in hand                              53,465             28,880                   -              82,345
    Overdrafts                                           (38,192)            38,192                   -                   -

                                                      ----------            -------            --------            --------
                                                          15,273             67,072                   -              82,345

    Debt:
    Debt due after one year                             (470,597)                 -             137,793            (332,804)
    Debt due within one year                            (199,277)           137,793            (137,793)           (199,277)
    Finance leases                                      (430,856)           313,215            (202,448)           (320,089)

                                                      ----------            -------            --------            --------
    Net Debt:                                 (Pounds)(1,085,457)   (Pounds)518,080    (Pounds)(202,448)   (Pounds)(769,825)
                                                      ==========            =======            ========            ========

                                                         At 1               Cashflow          Other non-            At 31
                                                       January                                   cash              December
                                                         1998                                   changes              1998
                                                       (Pounds)             (Pounds)           (Pounds)            (Pounds)
    Net Cash:
    Cash at bank and in hand                              82,345            327,202                   -             409,547

    Debt:
    Debt due after one year                             (332,804)                 -             213,235            (119,569)
    Debt due within one year                            (199,277)           173,235            (213,235)           (239,277)
    Finance leases                                      (320,089)           224,102            (185,278)           (281,265)

                                                      ----------            -------            --------            --------
    Net debt                                  (Pounds)  (769,825)   (Pounds)724,539    (Pounds)(185,278)   (Pounds)(230,564)
                                                      ==========            =======            ========            ========

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS

22.      RECONCILIATION OF NET CASH FLOW                         Year               Year                  Year
         TO MOVEMENT IN NET DEBT                                 Ended              Ended                 Ended
                                                                31.12.98           31.12.97              31.12.96
                                                                (Pounds)           (Pounds)              (Pounds)
         Increase in cash in the year                            327,202              67,072                63,263
         Cash outflow from decrease in debt
           and lease financing                                   397,337             451,008               203,236
                                                                --------          ----------            ----------

         Change in net debt resulting from cash flows            724,539             518,080               266,499
         New finance leases                                     (185,278)           (202,448)             (233,782)
                                                                --------          ----------            ----------
         Movement in net debt in the year                        539,261             315,632                32,717

         Net debt at beginning of year                          (769,825)         (1,085,457)           (1,118,174)
                                                                --------          ----------            ----------
         Net debt at end of year                        (Pounds)(230,564)   (Pounds)(769,825)   (Pounds)(1,085,457)
                                                                ========          ==========            ==========

23.  MAJOR NON-CASH TRANSACTIONS

     During the year the company entered into finance lease arrangements in respect of assets with a total capital value at the inception of the leases of (Pounds)185,278 (1997: (Pounds)202,448, 1996: (Pounds)233,782).


24.  FINANCIAL COMMITMENTS

     The company had annual commitments under non-cancellable operating leases as follows:-

                                                                                     Land and Buildings
                                                                        31.12.98           31.12.97           31.12.96
   Expiry Date:                                                         (Pounds)           (Pounds)           (Pounds)
   Between two and five years                                            140,000            140,000            140,000
   In over five years                                                     98,175             98,175             98,175
                                                                        --------           --------            -------

                                                                 (Pounds)238,175    (Pounds)238,175    (Pounds)238,175
                                                                        ========           ========            =======

     The leases are subject to rent reviews every five years.

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS


25.  CONTINGENT LIABILITIES

     The company is party to an unlimited multilateral guarantee with group companies in respect of bank facilities granted to those companies. The contingent liability of the company under this guarantee at the Balance Sheet date amounted to (Pounds)nil (1997: (Pounds)451,263, 1996:
     (Pounds)655,563).

     The company has also guaranteed other borrowings of group companies. The contingent liability of the company under this guarantee at the Balance Sheet date amounted to (Pounds)124,384 (1997: (Pounds)115,513, 1996:
     (Pounds)208,169).


26.  RELATED PARTY TRANSACTIONS

     Mr. N.P. Pannaman and Mr. S.P. Kay have a joint and several guarantee in respect of the bank borrowings of TVP Videodubbing Limited, limited to (Pounds)200,000 (1997: (Pounds)200,000, 1996: (Pounds)nil).

27.  SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING
      PRINCIPLES GENERALLY ACCEPTED IN THE
      UNITED KINGDOM AND THE UNITED STATES

     The following is a summary of the effect of the above differences on the reported amounts (in British pounds).

                                             Year                Year              Year             Quarter            Quarter
                                            Ended               Ended             Ended              Ended              Ended
                                           31.12.98            31.12.97          31.12.96           31.3.99            31.3.98
                                                             as restated                           unaudited          unaudited
                                           (Pounds)            (Pounds)          (Pounds)           (Pounds)           (Pounds)
     Net Income
     Profit/(Loss) for the period           528,371            (69,482)           (13,907)            71,437            187,711
     Adjustment
     Movement in deferred tax
      asset provision                        82,279             79,476             20,152             91,071            100,915
                                          ---------          ---------          ---------          ---------          ---------
     Net Income as adjusted to
      accord with US GAAP           (Pounds)610,650      (Pounds)9,994      (Pounds)6,245    (Pounds)162,508    (Pounds)288,626
                                          =========          =========          =========          =========          =========

     Shareholders' Equity
     Shareholders' equity as
      reported                            1,699,329          1,170,958          1,240,440          1,770,766          1,358,669

     Adjustment
     Movement in deferred tax
      asset provision                        82,279             79,476             20,152             91,071            100,915
                                          ---------          ---------          ---------          ---------          ---------
     Shareholders' equity as
      adjusted to accord with
      US GAAP                     (Pounds)1,781,608  (Pounds)1,250,434  (Pounds)1,260,592  (Pounds)1,861,837  (Pounds)1,459,584
                                          =========          =========          =========          =========          =========

                                       TVP GROUP PLC

                                   NOTES TO THE ACCOUNTS

27. SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES (Continued)

    Statement of Cash Flows

    The statements of cash flows prepared in accordance with UK GAAP present substantially the same information as that required under US GAAP. UK and US GAAP differ, however, with regard to the classification of items within the statements and as regards the definition of cash and cash equivalents.

    Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, investing activities and financing activities. US GAAP, however, requires only three categories of cash flow activity to be reported: operating, investment and financing. Cash flows from taxation and returns on investments and servicing of finance shown under UK GAAP would be included as operating activities under US GAAP.

    Under US GAAP, cash and cash equivalents would not include bank overdrafts. Bank overdrafts shown under cash and cash equivalents under UK GAAP would be included as cash outflows and inflows from financing activities under US GAAP.

    The categories of cash flow activity under US GAAP can be summarised as follows (in British pounds).

                                                    Year              Year              Year              Quarter           Quarter
                                                   Ended              Ended             Ended              Ended             Ended
                                                  31.12.98          31.12.97          31.12.96            31.3.99           31.3.98
                                                                  as restated                            unaudited         unaudited
                                                  (Pounds)          (Pounds)          (Pounds)            (Pounds)          (Pounds)
     Cash Inflow/(Outflow) from
        Operating Activities                       981,637           817,572           732,843            526,075           (20,232)
     Cash Outflow on Investing
        Activities                                (257,098)         (299,492)         (466,344)           (67,838)          (57,933)
     Cash (Outflow)/Inflow from
        Financing Activities                      (397,337)         (489,200)         (215,959)           (95,423)           25,989
                                                  --------          --------          --------            -------           -------
     Increase/(Decrease) in Cash
        and Cash Equivalents                       327,202            28,880            50,540            362,814           (52,176)

     Cash and Cash Equivalents
        at beginning of period                      82,345            53,465             2,925            409,547            82,345
                                                  --------          --------          --------            -------           -------
     Cash and Cash Equivalents
        at end of year as adjusted to
        accord with US GAAP                (Pounds)409,547    (Pounds)82,345    (Pounds)53,465    (Pounds)772,361    (Pounds)30,169
                                                  ========          ========          ========            =======           =======


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 1999

                                     FOUR MEDIA COMPANY

                                     By: /s/ William E. Niles
                                         ____________________

                                     William E. Niles
                                     Vice President of Business Affairs, General
                                     Counsel and Secretary